Exhibit 10.23

AMENDMENT #1 TO THE DISTRIBUTION AGREEMENT

THIS AMENDMENT #1 TO THE DISTRIBUTION AGREEMENT (hereinafter the “Amendment #1”) is entered into this 31st day of March 2025 (the “Effective Date”) by and between Sanken Electric, Co., Ltd., located at 3-6-3 Kitano, Niiza-shi, Saitama, Japan (“SANKEN”), and Allegro MicroSystems, Inc, located at 955 Perimeter Road, Manchester, New Hampshire 03103, U.S.A. (“ALLEGRO”).

WHEREAS, SANKEN and ALLEGRO entered into the Distribution Agreement, dated April 1, 2023; and

WHERAS, the parties desire to amend such Distribution Agreement.

NOWTHEREFORE, the parties agree to the following:

1.
The term of the Distribution Agreement is extended by twelve (12) months. As such, all obligations of the parties under the Distribution Agreement will end on April 1st, 2026; and

2.
SANKEN will no longer provide commercial or logistical support for that certain customer of ALLEGRO, [XXX].

Except for the Amendment as stated above, the terms of the Distribution Agreement remain unchanged.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment, as of the Effective Date first above written.

SANKEN ELECTRIC CO., LTD. ALLEGRO MICROSYSTEMS, INC.

By: /s/ Satoshi Yoshida its By: /s/ Derek D’Antilio its

Satoshi Yoshida Derek D’Antilio

Title: Executive Vice President Title: Exec. Vice President & CFO